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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                      0-25226                        22-3285224
     --------                      -------                        ----------
(State Or Other                  (Commission                    (IRS Employer
 Jurisdiction Of                 File Number)                Identification No.)
  Incorporation)

                9 Entin Road, Parsippany, New Jersey         07054
               ------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

On August 22, 2005, Emerson Radio Corp. ("Emerson") issued a press release announcing that its Chairman and Chief Executive Officer, Geoffrey P. Jurick, entered into an agreement to sell 10,000,000 of his shares of Emerson common stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01.  OTHER EVENTS.

On August 22, 2005, Emerson announced that its Chairman and Chief Executive Officer, Geoffrey P. Jurick, entered into an agreement to sell 10,000,000 of his shares of Emerson stock, at $5.20 per share, to a subsidiary of The Grande Holdings Limited, a Hong Kong based group of companies engaged in a number of businesses including the manufacture, sale and distribution of audio, video and other consumer electronics and digital products. The purchase price will be paid partly in cash and partly by a convertible debenture of Grande. The transaction involves approximately 37% of Emerson's outstanding shares. Emerson further announced that Mr. Jurick intends to retire as its Chairman and Chief Executive Officer within approximately 60 days.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit 99.1      Press release dated August 22, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EMERSON RADIO CORP.


                                          By: /s/ Guy A. Paglinco
                                             -----------------------------------
                                             Name: Guy A. Paglinco
                                             Title: Vice President and Chief
                                                    Financial Officer

Dated: August 25, 2005